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                             FORM N-6, ITEM 26(n)(3)
                               POWERS OF ATTORNEY
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                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John C. Swhear and Thomas M. Zurek, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    March 3, 2003

                                           Signed:   /s/ Mark C. Roller
                                                     -----------------------
                                           Printed:  Mark C. Roller


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this 3rd day of March, 2003, personally appeared Mark C. Roller, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared his execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 21, 2009

County of Residence: Marion County

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John C. Swhear and Thomas M. Zurek, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    3/4/03

                                           Signed:   /s/ J. Scott Davison
                                                     -----------------------
                                           Printed:  J. Scott Davison


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this 4th day of March, 2003, personally appeared J. Scott Davison, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared his execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 21, 2009

County of Residence: Marion County

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John C. Swhear and Thomas M. Zurek, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    3-4-2003

                                           Signed:   /s/ Dayton H. Molendorp
                                                     -----------------------
                                           Printed:  Dayton H. Molendorp


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this 4th day of March, 2003, personally appeared Dayton H. Molendorp, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared his execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 21, 2009

County of Residence: Marion County

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John C. Swhear and Thomas M. Zurek, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    3-4-03

                                           Signed:   /s/ G. David Sapp
                                                     -----------------------
                                           Printed:  G. David Sapp


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this 4th day of March, 2003, personally appeared G. David Sapp, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared his execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 21, 2009

County of Residence: Marion County

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John C. Swhear his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    3-4-03

                                           Signed:   /s/ Thomas M. Zurek
                                                     -----------------------
                                           Printed:  Thomas M. Zurek


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this 4th day of March, 2003, personally appeared Thomas M. Zurek, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared his execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 21, 2009

County of Residence: Marion County

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John C. Swhear and Thomas M. Zurek, and each of them her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    3-4-03

                                           Signed:   /s/ Constance E. Lund
                                                     -----------------------
                                           Printed:  Constance E. Lund


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this 4th day of March, 2003, personally appeared Constance E. Lund, who swore to the truth of the representations contained herein, signed her mark on the above and foregoing Power of Attorney before me, and she declared her execution of the above and foregoing Power of Attorney to be her free and voluntary act and deed.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 21, 2009

County of Residence: Marion County